UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane, Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

(214) 771-9952

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Material Contracts.

On June 17, 2021, RumbleOn, Inc. (the “Company” or “RumbleOn”) entered into a Joinder and First Amendment to Plan of Merger and Equity Purchase Agreement (the “Amendment”) to that certain Plan of Merger and Equity Purchase Agreement, dated as of March 12, 2021, by and among the Company, RO Merger Sub I, Inc., an Arizona corporation and wholly owned subsidiary of the Company, RO Merger Sub II, Inc., an Arizona corporation and wholly owned subsidiary of the Company, RO Merger Sub III, Inc., an Arizona corporation and wholly owned subsidiary of the Company, RO Merger Sub IV, Inc., an Arizona corporation and wholly owned subsidiary of the Company, C&W Motors, Inc., an Arizona corporation, Metro Motorcycle, Inc., an Arizona corporation, Tucson Motorcycles, Inc., an Arizona corporation, and Tucson Motorsports, Inc., an Arizona corporation, William Coulter, an individual, Mark Tkach, an individual, and each other Person who own equity interests in the Acquired Companies and executes a Seller Joinder, and Mark Tkach, as the representative of the Sellers (the “Transaction Agreement”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Transaction Agreement.

Following receipt of notice that the Board of Directors of CMG Powersports, Inc., a Delaware corporation (“CMG Powersports”), had approved and recommended the merger of CMG Powersports with RO Merger Sub V, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and a majority of the stockholders of CMG Powersports had approved the merger, the parties to the Transaction Agreement determined it would be beneficial to amend the Transaction Agreement to reflect Merger V as a means of transferring the equity interests of CMG Powersports to the Company.

The Amendment joins CMG Powersports and Merger Sub V as parties to the Transaction Agreement as if they were original signatories thereto. The Amendment further provides the mechanics whereby Merger Sub V will be merged with and into CMG Powersports, under the laws of the State of Delaware, with CMG Powersports surviving the merger as a wholly owned direct subsidiary of the Company, and establishes the manner in which shareholders of CMG Powersports will receive consideration as a result of Merger V. The Amendment also adds customary organizational and authority representations regarding Merger Sub V to the Transaction Agreement.

The Amendment clarifies that the Company’s obligations with respect to certain Purchaser Proposals is limited to obtaining approval from the holders of Purchaser Common Stock to issue $175,000,000 of Purchaser Class B Common Stock rather than approval of the Transaction Agreement and the Transactions.

The Amendment modified the obligation of the Company to adopt a new equity incentive plan and, instead, replaced it with an obligation to prepare an amendment to the existing Company 2017 Equity Incentive Plan to increase the number of shares of Class B Common Stock issuable thereunder and to extend the term of such plan for ten years.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.2, and incorporated herein by reference.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 16, 2021, the Company’s Board of Directors appointed Peter Levy, the Company’s Chief Operating Officer, a director of the Company.

Biographical and executive compensation with respect to Mr. Levy is set forth in Part III, Items 10 and 11 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021, and Item 5.02 of the Company’s Current Report on Form 8-K, filed with the SEC on April 13, 2021, and incorporated herein by reference.

There are no related party transactions between the Company and Mr. Levy which would require disclosure under Item 404 of Regulation S-K.

A copy of the press release announcing the appointment of Mr. Levy is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Appointment of Interim Chief Financial Officer and Controller

On June 16, 2021, the Company’s Board of Directors appointed Beverly Rath as Interim Chief Financial Officer and Controller (principal financial officer and principal accounting officer).

Ms. Rath, 66, has served as the Company’s Controller since April 2017, guiding strategic financial decisions and has been integral to the financial health of the Company. She has over 35 years of finance and accounting experience and over 45 years in the automobile industry. Prior to joining RumbleOn, Ms. Rath served as Controller for VROOM, a used car retailer and e-commerce company that enables consumers to buy, sell and finance cars online, from June 2013 - October 2016, and Controller for Terry Taylor Group, a group of automotive dealerships from July 2008 - June 2013. Ms. Rath holds a Bachelor of Science in Accounting from the Metropolitan State College of Denver.

Ms. Rath’s annual salary is $210,000. Also, Ms. Rath is eligible to participate in the Company’s cash bonus plan and equity incentive plan in accordance with other employees at her salary level.

There are no related party transactions between the Company and Ms. Rath which would require disclosure under Item 404 of Regulation S-K.

A copy of the press release announcing the appointment of Ms. Rath is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

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Item 8.01.	Other Events.

The Company is filing this Current Report on Form 8-K to disclose (i) the unaudited condensed financial statements of RideNow Group and Affiliates for the three months ended March 31, 2021 and March 31, 20120, (ii) Management’s Discussion and Analysis for the RideNow Group and Affiliates for the year ended December 31, 2020 compared to December 31, 2019, for the year ended December 31, 2019 compared to December 31, 2018, and for the three months ended March 31, 2021 compared to March 31, 2020 and (iii) the unaudited pro forma condensed combined financial statements (and related notes) of RumbleOn, Inc. (“RumbleOn” or the “Company”) as of March 31, 2021 and for the three months ended March 31, 2021 and the twelve months ended December 31, 2020. The unaudited pro forma condensed combined financial statements are based on the Company’s unaudited condensed consolidated financial statements and RideNow Group and Affiliates’s unaudited condensed combined financial statements as adjusted to give effect to the Company’s acquisition of RideNow and the related financing transactions. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives effect to these transactions as if they occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and the twelve months ended December 31, 2020 give effect to these transactions as if they occurred on January 1, 2020. Items (i) - (iii) referenced above are filed as Exhibits 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Plan of Merger and Equity Purchase Agreement, dated March 12, 2021 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2021)*
2.2	Joinder and First Amendment to Plan of Merger and Equity Purchase Agreement, dated June 17, 2021
99.1	Press release dated June 17, 2021
99.2	Press release dated June 17, 2021
99.3	Unaudited condensed combined financial statements of RideNow Group and Affiliates for the three months ended March 31, 2021 and March 31, 2020
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2021 and March 31, 2020
99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 2020
99.6	Unaudited pro forma condensed combined financial statements of RumbleOn, Inc. as of March 31, 2021 and for the three months ended March 31, 2021 and the twelve months ended December 31, 2020

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, RumbleOn intends to file relevant materials with the SEC, including a preliminary proxy statement, and when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting RumbleOn’s investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this report is not incorporated by reference into, and is not a part of, this report.

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Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the proxy statement for the proposed business combination and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement relating to the Transaction when available. Information about RumbleOn’s directors and executive officers and their ownership of RumbleOn’s common stock is set forth in RumbleOn’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 31, 2021. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RideNow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RumbleOn in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement relating to the Transaction.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law or in accordance with an applicable exemption from the registration requirements thereof.

Forward Looking Statements

Certain statements made in this report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook”, and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this report regarding the Transaction, including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (5) the impact of COVID-19 pandemic on RumbleOn’s business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of management to integrate the combined company’s business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of the pro forma financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the Transaction, including those under “Risk Factors” therein, and in RumbleOn’s other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in this report should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn’s management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: June 21, 2021	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer

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